Exhibit 13.1

CERTIFICATION OF DANIEL VALOT, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF
TECHNIP, AND OLIVIER DUBOIS, CHIEF FINANCIAL OFFICER OF TECHNIP, PURSUANT
TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Technip (the “Company”) on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2005	By:	/s/ Daniel Valot
Daniel Valot
Chairman and Chief Executive Officer

By:	/s/ Olivier Dubois
Olivier Dubois
Chief Financial Officer